                                                                     Exhibit d.3


   TEMPORARY CERTIFICATE - Exchangeable for Definitive Engraved Certificate
                            When Ready for Delivery.

                 ORGANIZED AND EXISTING UNDER AND BY VIRTUE OF
                 THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

                     PIMCO NEW YORK MUNICIPAL INCOME FUND II

           NUMBER                                                                                   SHARES
            TII                            THIS CERTIFICATE IS TRANSFERABLE IN
     COMMON SHARE(S) OF             THE CITY OF WILMINGTON, DELAWARE OR NEW YORK, NEW YORK           CUSIP 72200Y 10 2
     BENEFICIAL INTEREST                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
$0.00001 PAR VALUE PER SHARE

THIS CERTIFIES THAT






is the owner of

     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

PIMCO New York Municipal Income Fund II, the said shares being issued, received and held under and subject to the terms and provisions of the Agreement and Declaration of Trust dated as of March 29, 2002, establishing the Fund, and all amendments thereto, copies of which are on file with the Secretary of State of The Commonwealth of Massachusetts, and the Fund's Bylaws, and all amendments thereto. The said owner by accepting this certificate agrees to and is bound by all of the said terms and provisions. The common shares represented hereby are transferable in writing by the owner thereof in person or by attorney upon surrender of this certificate to the Fund, properly endorsed for transfer. This certificate is executed on behalf of the Trustees of the Fund as Trustees and not individually and the obligations hereof are not binding upon any of the Trustees, officers or shareholders of the Fund individually but are binding only upon the assets and property of the Fund. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile seal of the Fund and the facsimile signatures of its duly authorized officers.

     DATED:

[SEAL]

                        /s/ Brian S. Shlissel           /s/ Stephen J. Treadway

                               TREASURER.                       PRESIDENT.


COUNTERSIGNED AND REGISTERED:
                    PFPC Inc.
                    (Wilmington, DE)                        TRANSFER AGENT
                                                            AND REGISTRAR,
BY

                                                         AUTHORIZED SIGNATURE

---------------------------------------------------------  --------------------------------------------------------------
               AMERICAN BANK NOTE COMPANY                    PRODUCTION COORDINATOR: JOCELYN WHITAKER: 215-764-8623,8661
              55TH STREET AT SANSOM STREET                               PROOF OF JUNE 7, 2002
                 PHILADELPHIA, PA 19139                                      PIMCO ADVISORY SERVICES
                     (215) 764-8600                                               H 73630 face 1
---------------------------------------------------------  --------------------------------------------------------------
SALES: D. BURNS: 617-786-7600                                      OPERATOR:                          eg/HJ
---------------------------------------------------------  --------------------------------------------------------------
          HOME 12 / LIVE JOBS / P / PIMCO / 73630                                    Rev 1
---------------------------------------------------------  --------------------------------------------------------------

     The Fund will furnish a copy of the Agreement and Declaration of Trust and Bylaws to the holder of this certificate without charge upon written request.

EXPLANATION OF ABBREVIATIONS

The following abbreviations when used in the form of ownership on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation        Equivalent                              Abbreviation             Equivalent
------------        ----------                              ------------             ----------
JT TEN              As joint tenants, with right of         TEN IN COM               As tenants in common
                    survivorship and not as tenants         TEN BY ENT               As tenants by the entireties
                    in common                               UNIF TRANSFERS MIN ACT   Uniform Transfers to Minors Act

Abbreviation        Equivalent                              Abbreviation             Equivalent
------------        ----------                              ------------             ----------
ADM                 Administrator(s)                        FDN                      Foundation
                    Administratrix                          PL                       Public Law
AGMT                Agreement                               TR                       (As) trustee(s), for, of
CUST                Custodian for                           UA                       Under Agreement
EST                 Estate, Of estate of                    UW                       Under will of, Or will, of
EX                  Executors(s), Executrix                                          Under last will & Testament
FBO                 For the benefit of

                              Additional abbreviations may also be used though not in the above list.

------------------------------------------------------------------------------------------------------------------------------------

                                                           TRANSFER FORM

     FOR VALUE RECEIVED, _____________________________________________________________________ hereby sell, assign and transfer unto
                                                          (I/We)

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________
                        Please print or typewrite name and address (including postal zip code of assignee)
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

_______________________________________________________________________________________________ Common Shares of Beneficial Interest
represented by this Certificate and do hereby irrevocably constitute and appoint

__________________________________________________________________________________________________________________________ Attorney,
to transfer said shares on the books of the Fund with full power of substitution in the premises.

Dated:                                                         _____________________________________________________________________

                                                                 Signature(s) ______________________________________________________
                                                               (The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign).

                                                               SIGNATURE(S) GUARANTEED: _____________________________________
                                                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                                                               GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                                               ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                                               SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C.

                               IMPORTANT NOTICE:

     When you sign your name to the Transfer Form without filling in the name of your "Assignee" this certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.
     Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a certificate.